THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information (SAI)

dated February 29, 2008

The following change is made to your SAI:

Investment Policies and Restrictions – Additional Investment Practices – Variable Rate Demand Notes. The current paragraph following the “Variable Rate Demand Notes” heading on page 10 of the SAI is deleted in its entirety and replaced with the following:

The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default.

The extent to which the Thrivent Money Market Fund can purchase these securities is subject to Rule 2a-7 under the 1940 Act. The Money Market Fund’s purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. The Money Market Fund only invests in variable rate master demand notes when it deems them to involve minimal credit risk.

The date of this Supplement is May 7, 2008

Please include this Supplement with your SAI